       NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                           TELECOM WIRELESS CORPORATION
                            ATTACHED REPRICING WARRANT

Warrant No. RPW-__                                            ______,000 shares

                      Original Issue Date: _____________, 1999

       THIS CERTIFIES THAT, FOR VALUE RECEIVED, _______________ {PURCHASER OF SECURITIES}, a [_______ CORPORATION/LIMITED LIABILITY COMPANY] [A RESIDENT OF THE STATE OF ______] or its assigns (the "HOLDER") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time during the Exercise Period, but not thereafter, a number of shares of the Common Stock, par value $.001 (the "COMMON STOCK"), of TELECOM WIRELESS CORPORATION, a Utah corporation (the "COMPANY"), determined in accordance with Section 2 hereof, at a price of $.001 per share (the "EXERCISE PRICE"). Each share of Common Stock as to which this Repricing Warrant is exercisable is a "REPRICING SHARE" and all such shares are collectively referred to as
the "REPRICING SHARES."   This Repricing Warrant is being issued to Holder as
part of Holder's purchase of Common Stock of the Company pursuant to that certain Common Stock Purchase Agreement, Rule 506 - Part C Offering, dated August ___, 1999 (the "PURCHASE AGREEMENT") and the Company's offering of Common Stock thereunder, and shall remain attached to the shares of Common Stock issued to Holder on the Original Issue Date (the "PURCHASED COMMON SHARES"), until exercise of this Repricing Warrant, at which time it shall automatically detach.

       SECTION 1.    DEFINITIONS.

       The following capitalized terms are not defined elsewhere in this Repricing Warrant, and are used herein with the meanings thereafter ascribed:

       "AVERAGE MARKET PRICE" means, the arithmetic mean of the Closing Bid Prices of the Common Stock for each trading day in a twenty (20) trading day period which commences on the Registration Date.

       "CLOSING BID PRICE" means, the last closing bid price of the Common Stock on the NASDAQ National Market (the "NASDAQ-NM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the NASDAQ-NM is not the principal trading market for the Common Stock, the last closing bid price of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period);

       "CONVERSION DATE" means the date Holder converts this Repricing Warrant.

       "EXERCISE PERIOD" means a thirty (30) period which commences on the Repricing Date and ends at 5:00 p.m. (Eastern Time) on the Expiration Date.

       "EXPIRATION DATE" means the thirtieth (30th) day after the Repricing
Date.

       "PURCHASED COMMON SHARES" means the number of shares of Common Stock issued to and purchased by each Purchaser pursuant to the Purchase Agreement.

       "REGISTRATION DATE" means the date on which the Registration Statement to be filed in accordance with the Purchase Agreement and the issuance of the Purchased Common Shares becomes effective with the Securities and Exchange Commission.

       "REPRICING DATE" means the twenty-first (21st) Trading Day after the Registration Date.

       "REPRICING PRICE" means $8.75, the repricing price set by the Company applicable to the Purchased Common Shares.

       SECTION 2. DETERMINATION OF NUMBER OF REPRICING SHARES. The number of Repricing Shares issuable upon exercise of this Repricing Warrant shall be determined on the Repricing Date. The number of Repricing Shares shall be equal to: the number of Purchased Common Shares MULTIPLIED BY a fraction, (a) the numerator of which is the Repricing Price MINUS the Average Market Price and (b) the denominator of which is the Average Market Price. In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Exercise Price, the Company shall promptly issue to such Holder(s) the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of receipt of such holder's Conversion Notice. If such Holder(s) and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Exercise Price within two (2) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Exercise Price to its independent, outside accountant.
The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and such Holders of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

       SECTION 3. EXERCISE OF WARRANT; CONVERSION OF WARRANT; ELECTION TO PAY CASH.

              (a) This Warrant may, at the option of the Holder, be exercised in whole or in part from time to time by delivery to the Company at its office at 5299 DTC Boulevard, 12th Floor, Englewood, Colorado 80111,
       Attention: President, or to any transfer agent for the Common Stock, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such registered Holder's election to exercise this Warrant (the "EXERCISE NOTICE"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by the registered Holder or an authorized officer thereof, (ii) a check payable to the order of the Corporation, in an amount equal to the product of the Exercise Price MULTIPLIED BY the number of Repricing Shares specified in the Exercise Notice, AND (iii) this Repricing Warrant (the items specified in (i), (ii), and (iii) are collectively the "EXERCISE MATERIALS").

              (b) This Warrant may, at the option of the Holder, be converted into Common Stock in whole but not in part, if and only if the value of one share of Common Stock on the Effective Date (as defined in Section 3(c) hereof) is greater than the Exercise Price, by delivery to the Company at the address designated in Section 3(a) above or to any transfer agent for the Common Stock, on or before 5:00 p.m. Eastern Time on the Expiration Date, (i) a written notice of Holder's election to convert this Warrant (the "CONVERSION NOTICE"), properly executed and completed by the registered Holder or an authorized officer thereof, AND
       (ii) this Repricing Warrant (the items specified in (i) and (ii) are collectively the "CONVERSION MATERIALS"). The number of shares of Common Stock issuable upon conversion of this Repricing Warrant is equal to the quotient of (x) the product of the number of Repricing Shares then issuable upon exercise of this Warrant (assuming an exercise for cash) MULTIPLIED BY the difference between (A) the Average Market Price MINUS (B) the then effective Exercise Price DIVIDED BY (y) the Average Market Price. Any fraction resulting from the calculation of the number of Repricing Shares then issuable in a conversion of this Repricing Warrant shall be truncated.

              (c) Upon timely receipt of the Exercise Materials or Conversion Materials (whichever is applicable), the Company shall, as promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials or Conversion Materials, execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Repricing Shares specified in the Exercise Notice or if Holder delivered a Conversion Notice, the number of shares of Common Stock issuable upon conversion of this Warrant (whichever is applicable), together with cash in lieu of any fraction of a share, and, (x) if the Warrant is exercised in full, a copy of this Warrant marked "Exercised," or (y) if the Warrant is partially exercised, a copy of this Warrant marked "Partially Exercised" together with a new Warrant on the same terms for the unexercised balance of the Repricing Shares, or (z) if the Warrant is converted, a copy of this Warrant marked "Converted." The stock certificate or certificates shall be registered in the name of the registered Holder of this Warrant or such other name or names as shall be designated in the Exercise Notice or Conversion Notice. The date on which the Warrant shall be deemed to have been exercised or converted (the "EFFECTIVE DATE"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise or conversion hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Corporation receives the Exercise Materials or Conversion Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, except that, if the date on which the Exercise Materials or Conversion Materials are received by the Company is a date on which the stock transfer books of the Company are closed, the Effective Date shall be the date the Company receives the Exercise Materials or Conversion Materials, and the date such person shall be deemed to have become the holder of the Common Stock issued upon the exercise or conversion hereof shall be the next succeeding date on which the stock transfer
       books are open.   All shares of Common Stock issued upon the exercise
       or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

              (d) If the Company shall fail to issue to Holder within five
       (5) business days following the date of receipt by the Company or the Transfer Agent of the Exercise Materials or the Conversion Materials, a certificate for the number of shares of Common Stock to which such holder is entitled upon such holder's exercise or conversion of this Warrant, in addition to all other available remedies which such holder may pursue hereunder and under this Warrant and the Common Stock Purchase Agreement between the Company and the initial holder of the Warrant (the "SECURITIES PURCHASE AGREEMENT"), including indemnification rights pursuant to
       Section 7 thereof, the Company shall pay additional damages to such holder on each day after the Effective Date, an amount equal to 1.0% of the product of (A) the number of Repricing Shares not issued to Holder and to which Holder is entitled MULTIPLIED BY (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed daily and are due and payable daily.

              (e) The Company may, in lieu of issuing the Repricing Shares pay Holder an amount equal to the number of Repricing Shares issuable on the Effective Date (assuming an exercise for cash) MULTIPLIED BY the Average Market Price (the "PAYMENT AMOUNT"). In such event, the Company shall be obligated to provide notice to Holder of its intention to pay the Payment Amount, and must deliver the Payment Amount to Holder within seven (7) business days following the Effective Date. If the Company shall fail to deliver the Payment Amount within seven (7) business days after the Effective Date, in addition to all other available remedies which Holder may pursue at law or equity, including indemnification pursuant to Section 7 of the Securities Purchase Agreement, the Company shall pay additional damages to Holder on each day after the Effective Date, until the Payment Amount has been paid, in an amount equal to one percent (1.0%) of the Payment Amount. Such damages shall be computed daily and are due and payable daily.

       SECTION 4. ADJUSTMENTS TO REPRICING SHARES. The number of Repricing Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

              (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person or entity, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "SUCCESSOR COMPANY"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the registered Holder of this Warrant, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be possible, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 4(a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to the registered Holder of this Warrant and executed by the Successor Company which provides that the Holder of this Warrant shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Repricing Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

              (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Repricing Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

              (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Repricing Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

              (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Repricing Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

              (e) The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.
        Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

              (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

              (g) The Company covenants and agrees that all Repricing Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

       SECTION 5. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

       SECTION 6.    TRANSFER OF SECURITIES.

              (a) This Warrant and the Repricing Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable state securities laws with respect to the transfer of such securities. The Holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Repricing Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

              (b) Each certificate for the Repricing Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

       Legend for Repricing Shares or other shares of capital stock:

       NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
       1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND
       NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE
       SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR
       (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

       SECTION 7.    MISCELLANEOUS.

              (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

              (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

              (c) Notwithstanding any provision herein to the contrary, Holder hereof may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

              (d) This Warrant may be divided into separate Warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

              (e) All notices, requests, demands, and other communications required or permitted under this Warrant and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made, and received when personally delivered the day after deposited with a recognized national overnight delivery service prior to its dead-line for receiving packages for next day delivery or upon the fifth day after deposited in the United States registered or certified mail with postage prepaid, return receipt requested, in each case addressed as set forth below:

              If to the Company:

                                   Telecom Wireless Corporation.
                                   5299 DTC Boulevard, 12th Floor
                                   Englewood, Colorado 80111
                                   Attn: James C. Roberts, President
                                   Facsimile: (303) 357-0100

              If to the Holder hereof, to the address of such Holder appearing on the books of the Company.

              (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, irrespective of the choice of law provisions thereof. The parties agree that any appropriate state court located in Littleton, Arapahoe County, Colorado, or any federal Court located in Denver, Colorado, including without limitation to the United States District Court of Colorado, Denver Division, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts.

                         [Signatures on the following page]

                                   SIGNATURE PAGE
                                         TO
                                      COMPANY
                           COMMON STOCK REPRICING WARRANT

       IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under its corporate seal, and to be dated as of the date first above written.

                                                 TELECOM WIRELESS CORPORATION.

                                                 By:
                                                    ---------------------------
                                                    James C. Roberts, President
ATTEST:

-----------------------------------
Secretary/Assistant Secretary

                                      ASSIGNMENT

       (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

       FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto
___________________________________________________________________________ the
foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of Telecom Wireless Corporation. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

       Holder:

       -------------------------------

       -------------------------------

       Address

       Dated: __________________, 19__

       In the presence of:

       -------------------------------

                         FORM OF NOTICE OF EXERCISE OR CONVERSION

       [To be signed only upon exercise of Warrant]

To:    TELECOM WIRELESS CORPORATION.

       The undersigned registered Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of Telecom Wireless Corporation., issuable upon exercise of said Warrant and hereby surrenders said Warrant.

                              CHOOSE ONE:

              The Holder herewith delivers to Telecom Wireless Corporation., a check in the amount of $______ representing the Exercise Price for such shares.

                                 OR

              The Holder elects a cashless exercise pursuant to Section 3(b) of the Warrant. The Average Market Price as of _______ was $_____.

       The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________.

     Dated: ___________________

                                                 Holder:

                                                 ------------------------------

                                                 ------------------------------

                                                 By:
                                                    ---------------------------


                                     NOTICE

       The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                        Schedule to Repricing Warrant
                    Identifying Other Repricing Warrants
                    to Which Telecom Wireless Is a Party
                     That Are Substantially Identical And
                  Material Details in Which Such Agreements
                         Differ from Filed Agreement

                                                                                             No. of
                                                                                             Shares
                                                                Original Issuance           Originally
              Holder                                                 Date                   Purchased
-------------------------------------------------               -----------------           -----------
Anglo Irish Nominees (Trusts) Ltd. A/C GRC241                       May 1999                  10,000
Warren Zee                                                         May 25, 1999               35,000
Chelverton Fund Ltd.                                               May 25, 1999               15,000
Thomson Kernaghan & Co., Ltd., As Agent                            June 9, 1999              180,000
William R. Gillespie                                               July 2, 1999                2,000
Daniel A. Gooze                                                    July 2, 1999                6,000
Robert L. Primm                                                    July 2, 1999                2,000
Gray M. Magee, Jr.                                                 July 2, 1999                2,000
Arab Commerce Bank Ltd.                                            July 2, 1999               14,285
Steve Bell                                                         July 16, 1999               1,000
Robert L. Franks                                                   July 16, 1999               1,000
Francis J. Fernandez, Jr.                                          July 16, 1999               7,000
Dale Geringer                                                      July 16, 1999               5,000
Richard Geringer                                                   July 16, 1999               5,000
Robert Geringer                                                    July 16, 1999               2,000
Victor P. LaRosa                                                   July 16, 1999               6,000
Magid Family Trust                                                 July 16, 1999               3,500
James and Donita Zeller                                            July 16, 1999               1,000

                                                                                             No. of
                                                                                             Shares
                                                                Original Issuance           Originally
              Holder                                                 Date                   Purchased
-------------------------------------------------               -----------------           -----------
Warren Zee                                                         July 28, 1999              22,000
Caribbean Investors Group, Ltd.                                    July 28, 1999              14,285
Princeton Insurance                                               August 20, 1999              2,000
David Hettinger                                                   August 20, 1999              1,000
Marie Walch Loughlin                                              August 20, 1999             13,000
JHS Assoc., Ltd. Retirement Account                                August 1999                53,000
SovCap Equity Partners Ltd.                                     September 10, 1999            90,477
John Kozik                                                      September 20, 1999             6,750

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